PROPERTY ACQUISITION	12 Months Ended
Oct. 31, 2023
Business Combination and Asset Acquisition [Abstract]
PROPERTY ACQUISITION

NOTE 11 – PROPERTY ACQUISITION

On August 28, 2023, the Company entered into a Purchase and Sale Agreement (the “PSA”) with TCF Elrod, LLC. Pursuant to the PSA, the Company agreed to purchase property located in Harris County, Texas, including real property, improvements, development rights, and a lease. The purchase price for the property is $10,800,000. The Company paid a non-refundable earnest money deposit of $100,000, which will be applied towards the purchase price if the sale proceeds as planned.

Specific conditions in the PSA were not met, and the Company had the option to terminate the PSA and the $100,000 earnest money deposit was returned by TCF Elrod, LLC to the Company subsequent to the year ended October 31, 2023. See Note 12 – Subsequent Events.